UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 10, 2018

AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38289	26-1119726
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

4655 Great America Parkway
Santa Clara, California		95054
(Address of Principal Executive Office)		(Zip Code)
Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition

On May 10, 2018, Avaya Holdings Corp. (the “Company”) issued a press release announcing its financial results for the second quarter of fiscal 2018 ended March 31, 2018. The full text of the press release and commentary from the Company’s Chief Financial Officer regarding such financial results are furnished as Exhibits 99.1 and 99.2, respectively, and are available on the Company’s investor relations website at https://investors.avaya.com.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure

On May 10, 2018, the Company posted supplementary slides on the Company’s investor relations website at https://investors.avaya.com regarding the Company’s financial results for the second quarter of fiscal 2018 ended March 31, 2018. The supplementary slides are furnished as Exhibit 99.3.

This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit	Exhibit Name
99.1	Press Release, dated May 10, 2018, entitled “Avaya Reports Second Quarter Fiscal 2018 Financial Results”
99.2	CFO Commentary on Second Quarter Fiscal 2018 Financial Results, dated May 10, 2018
99.3	Supplementary Slides: Avaya Q2 Fiscal Year 2018 Financial Results – May 10, 2018

Forward-Looking Statements
This current report on Form 8-K contains “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," “our vision,” "plan," "potential," "preliminary," "predict," "should," "will," or “would” or the negative thereof or other variations thereof or comparable terminology and include, but are not limited to, the outlook for the third quarter fiscal 2018 and fiscal year 2018. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors, including those discussed in Amendment No. 3 to the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission (the “SEC”), may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.
Date: May 10, 2018	By:	/s/ Patrick J. O’Malley, III
	Name:	Patrick J. O’Malley, III
	Title:	Senior Vice President and Chief Financial Officer